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                                                                  EXHIBIT 10.9.2


                             SECOND AMENDMENT TO THE

                       REVOLVING LINE OF CREDIT AGREEMENT

This SECOND AMENDMENT ("Amendment") is dated as of May 23, 2000, by and between WFS FINANCIAL INC, a California corporation ("WFS"), and WESTERN FINANCIAL BANK, a federally-chartered savings bank (the "Bank"), and amends the REVOLVING LINE OF CREDIT AGREEMENT ("Agreement") entered into by the parties on June 15, 1999, pursuant to the transfer of certain assets of the Bank to WFS.

                                    RECITALS

A.       The Agreement is being amended to reflect differing interest spreads.

B. The Agreement is being amended to reflect changes in the maximum amount of credit available as set out in Section 2.1.1

C. Notification of the proposed increase was made to the Office of Thrift Supervision ("OTS"), the regulatory agency for the Bank, pursuant to a requirement from the OTS dated June 5, 1995, to advise the OTS of any proposals to amend the Agreement which would materially revise the information on which the OTS based its initial approval of establishing the Line of Credit.

                                    AGREEMENT

         In consideration of the mutual promises set forth herein, and in reliance upon the recitals set forth above, the parties agree as follows:

   1.       CERTAIN DEFINITIONS

            The definition of "INTEREST SPREAD" is hereby amended as follows:

            "INTEREST SPREAD" shall mean (1) 125 basis points over LIBOR for unsecured borrowings and, (2) 75 basis points over LIBOR for secured borrowings.

   2.1.1.   COMMITMENT

            Section 2.1.1 of the Agreement is amended to increase the aggregate sum owing at any one time from $1,300,000,000 to $1,800,000,000.

      Except as specifically amended herein, all terms of the Agreement as previously amended shall remain in full force and effect. Wherefore, the undersigned have executed this Amendment on the date set forth below to be effective as of the date first set forth above.

WFS FINANCIAL INC                         WESTERN FINANCIAL BANK


______________________________            ________________________________
Thomas A. Wolfe, President and            Lee A. Whatcott,
Chief Operating Officer                   Senior Executive Vice President
                                          and Chief Financial Officer

May 23, 2000